                                                                    EXHIBIT 99.2

                      3141276 CANADA, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                  JUNE 30,          DECEMBER 31,
                                                                    2004                2003
                                                                ------------        ------------
                                ASSETS
Current Assets
   Cash and cash equivalents                                    $  4,278,911        $  5,306,608
   Investments held to maturity (Note 2)                           2,022,597             505,333
   Accounts receivable (net of allowance for doubtful              6,341,251           5,464,472
    accounts of $360,609 and 260,391, respectively)
   Inventories (Note 3)                                           11,568,981           7,984,277
   Prepaid and other assets
   Deferred income taxes                                             732,090           1,157,503
                                                                     493,696             239,319
                                                                ------------        ------------
      TOTAL CURRENT ASSETS                                        25,437,526          20,657,512

Property plant and equipment                                      18,611,143          18,507,654
Accumulated depreciation                                         (11,734,673)        (11,385,653)
                                                                ------------        ------------
   Net property, plant and equipment                               6,876,470           7,122,001
                                                                ------------        ------------
Other Assets
   Investments held to maturity (Note 2)                          11,029,974          10,580,139
   Investments available for sale (Note 2)                            50,231           2,075,085
   Other assets                                                       34,595              39,810
                                                                ------------        ------------
      TOTAL OTHER ASSETS                                          11,114,800          12,695,034
                                                                ------------        ------------
      TOTAL ASSETS                                              $ 43,428,796        $ 40,474,547
                                                                ============        ============

              LIABILITIES AND SHAREHOLDER'S EQUITY

Current Liabilities
   Accounts payable and accrued liabilities                     $  4,384,027        $  4,230,717
   Due to shareholder                                                 34,488               7,713
   Current portion or long-term debt                                 131,493             126,038
                                                                ------------        ------------
      TOTAL CURRENT LIABILITIES                                    4,550,008           4,364,468

Long-term debt, less current portion                                 646,239             708,413
Deferred Income Taxes                                                983,781             784,050
Commitments and Contingencies                                             --                  --
Shareholder's Equity
   Common stock                                                          740                 740
   Class A preferred stock                                            64,250              64,250
   Additional paid in capital                                      8,351,508           8,351,508
   Accumulated other comprehensive loss                             (111,824)            (28,127)
   Retained earnings                                              28,944,094          26,229,245
                                                                ------------        ------------
      TOTAL SHAREHOLDER'S EQUITY                                  37,248,768          34,617,616
                                                                ------------        ------------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                $ 43,428,796        $ 40,474,547
                                                                ============        ============

                      3141276 CANADA, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                               FOR THE SIX MONTHS ENDED JUNE 30,
                                               ---------------------------------
                                                   2004                2003
                                               ------------        ------------
Net Sales                                      $ 43,692,433        $ 41,485,918
Cost of Sales                                    34,180,919          32,653,331
                                               ------------        ------------
      GROSS PROFIT                                9,511,514           8,832,587

Delivery Expenses                                 1,364,304           1,367,385
Selling and Administrative Expenses               3,439,683           3,183,193
                                               ------------        ------------
      OPERATING INCOME                            4,707,527           4,282,009

Other Income
Interest expense                                    (33,283)            (37,891)
Interest and other income                           157,666             135,550
                                               ------------        ------------
      INCOME BEFORE INCOME TAXES                  4,831,910           4,379,668

Income Tax Provision                              1,767,061           1,602,477
                                               ------------        ------------
      NET INCOME                               $  3,064,849        $  2,777,191
                                               ============        ============

                     3141276 CANADA, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                        FOR THE SIX MONTHS ENDED JUNE 30,
                                                        ---------------------------------
                                                             2004                2003
                                                        -------------        ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                             $ 3,064,849        $ 2,777,191
   Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                           349,020            397,960
      Deferred income taxes                                   (54,646)           (61,025)
      Changes in operating assets and liabilities:
         Accounts receivable                                 (876,779)          (222,979)
         Inventory                                         (3,584,704)          (832,562)
         Other assets                                         425,589            239,247
         Accounts payable and accrued liabilities             124,871             55,054
                                                          -----------        -----------
   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          (551,800)         2,352,886
                                                          -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Investment in bonds                                             --         (1,757,621)
   Net proceeds from investments                               62,794                 --
   Purchase of fixed assets                                  (103,489)          (505,599)
                                                          -----------        -----------
   NET CASH USED IN INVESTING ACTIVITIES                      (40,695)        (2,263,220)
                                                          -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Advances from (payments to) shareholder                     26,775            (30,614)
   Payments on long-term debt                                 (56,719)           (52,111)
   Payments of cash dividends                                (350,000)          (324,974)
                                                          -----------        -----------
   NET CASH USED IN FINANCING ACTIVITIES                     (379,944)          (407,699)
                                                          -----------        -----------

   EFFECT OF EXCHANGE RATE CHANGES ON CASH                    (55,258)           (14,163)
                                                          -----------        -----------

   NET DECREASE IN CASH                                    (1,027,697)          (332,196)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR              5,306,608          3,199,466
                                                          -----------        -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                  $ 4,278,911        $ 2,867,270
                                                          ===========        ===========

                      3141276 CANADA, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                         AND OTHER COMPREHENSIVE INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                               PREFERRED AND                                        ACCUMULATED         TOTAL        COMPREHENSIVE
                                  COMMON        ADDITIONAL PAID     RETAINED       COMPREHENSIVE     SHAREHOLDERS'      INCOME
                                  STOCK           IN CAPITAL        EARNINGS        INCOME (LOSS)       EQUITY          (LOSS)
                               -------------    ---------------   ------------     -------------     -------------   -------------
BALANCE AT DECEMBER 31, 2002   $     64,990      $  8,351,508     $ 21,590,256      $    (69,917)    $ 29,936,837

   Net income                            --                --        5,349,643                --        5,349,643    $  5,349,643

   Dividends paid                        --                --         (710,654)               --         (710,654)
   Foreign currency translation
   adjustment                            --                --               --            13,546           13,546         13,546
   Unrealized gain on market
   able securities                       --                --               --            28,244           28,244         28,244
                                                                                                                     ------------
   Other comprehensive income                                                                                        $  5,391,433
                                                                                                                     ============
                               ------------      ------------     ------------      ------------     ------------

BALANCE AT DECEMBER 31, 2003   $     64,990      $  8,351,508     $ 26,229,245      $    (28,127)    $ 34,617,616
                               ============      ============     ============      ============     ============

   Net income                            --                --        3,064,849                --        3,064,849       3,064,849

   Dividends paid                        --                --         (350,000)               --         (350,000)
   Foreign currency translation
   adjustment                            --                --               --           (69,850)         (69,850)       (69,850)
   Unrealized gain on market
   able securities                       --                --               --           (13,847)         (13,847)       (13,847)
                                                                                                                       ---------

   Other comprehensive income                                                                                        $  2,981,152
                                                                                                                     ============
                               ------------      ------------     ------------      ------------     ------------
BALANCE AT JUNE 30, 2004       $     64,990      $  8,351,508     $ 28,944,094      $   (111,824)    $ 37,248,768
                               ============      ============     ============      ============     ============

                      3141276 CANADA, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

GENERAL

         In the opinion of management, the information in the accompanying unaudited condensed consolidated financial statements reflects all adjustments necessary to fairly present the results of operations, financial position and cash flows. The interim results are not necessarily indicative of results for a full year and do not contain information included in the annual consolidated financial statements and notes for the year ended December 31, 2003. The consolidated balance sheet as of December 31, 2003 was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. These interim financial statements should be read in conjunction with the audited annual consolidated financial statements and notes thereto of 3141276 Canada, Inc. and subsidiaries included in Item 9.01(a) of this 8-K filing.

NOTE 2 - INVESTMENTS - MARKETABLE DEBT SECURITIES

Investments Held-to-Maturity

         Investments in marketable debt securities held-to-maturity are carried in the financial statements at amortized cost. The short-term maturities represent investments that mature within one year. The long-term maturities represent investments that mature after one year. The cost and fair value of the marketable debt securities were as follows for the years indicated:


                                                     June 30, 2004
                                    -----------------------------------------------
                                                         Gross
                                     Amortized        Unrealized           Fair
                                        Cost             Gains             Value
                                    -----------       -----------       -----------
Short-term maturities               $ 2,022,597       $        --       $ 2,022,597
Long-term maturities                 11,029,974             1,493        11,031,467
                                    -----------       -----------       -----------

      TOTAL                         $13,052,571       $     1,493       $13,054,064
                                    ===========       ===========       ===========


                                                  December 31, 2003
                                    -----------------------------------------------
                                                         Gross
                                     Amortized        Unrealized           Fair
                                        Cost             Gains             Value
                                    -----------       -----------       -----------
Short-term maturities               $   505,333       $        --       $   505,333
Long-term maturities                 10,580,139           197,574        10,777,713
                                    -----------       -----------       -----------

      TOTAL                         $11,085,472       $   197,574       $11,283,046
                                    ===========       ===========       ===========

Investments Available-for-Sale

         Investments in marketable securities classified as available for sale are carried in the financial statements at fair market value. These investments are held for an indefinite period. All investments available-for-sale are considered long term investments. The original cost and carrying values of marketable securities were as follows:


                                                                            June 30, 2004
                                                    -------------------------------------------------------------
                                                                     Unrealized       Reinvested        Carrying
                                                       Cost             Gains          Dividends          Value
                                                    ----------       ----------       ----------       ----------
Equity securities valued at
      published traded value                        $   30,366       $   19,865       $      429       $   50,231
                                                    ==========       ==========       ==========       ==========



                                                                          December 31, 2003
                                                    -------------------------------------------------------------
                                                                     Unrealized       Reinvested        Carrying
                                                       Cost             Gains          Dividends          Value
                                                    ----------       ----------       ----------       ----------
Equity securities valued at
      published traded value                        $   30,366       $   14,397       $      429       $   45,192
Municipal debt securities mutual fund
      valued at published traded value               2,000,000           13,847           16,046        2,029,893
                                                    ----------       ----------       ----------       ----------
Total investments available-
      for-sale                                      $2,030,366       $   28,244       $   16,475       $2,075,085
                                                    ==========       ==========       ==========       ==========

NOTE 3 - INVENTORIES

Inventories, net of obsolescence reserves, consist of the following:


                                                      June 30,        December 31,
                                                        2004              2003
                                                    -----------       -----------
Raw materials and supplies                          $ 6,610,668       $ 4,594,540
Work in process                                       1,070,218         1,060,833
Finished goods                                        3,888,095         2,328,904
                                                    -----------       -----------
                                                    $11,568,981       $ 7,984,277
                                                    ===========       ===========